UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21533

Western Asset Inflation Management Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2010

ITEM 1.                                  SCHEDULE OF INVESTMENTS

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FORM N-Q

SEPTEMBER 30, 2010

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

Schedule of investments (unaudited)

September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES — 91.5%
U.S. Treasury Bonds, Inflation Indexed	3.375%	1/15/12	196,445	$205,837
U.S. Treasury Bonds, Inflation Indexed	1.875%	7/15/13	5,851,910	6,224,056
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	13,745,834	15,841,002
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	13,598,316	14,986,826
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	6,795,379	7,219,560
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	3,156,237	4,399,005	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	3,187,334	3,571,558
U.S. Treasury Notes, Inflation Indexed	2.375%	4/15/11	12,729,992	12,894,095	(b)
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	4,610,492	4,737,640
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	12,718,999	13,653,057	(b)
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	3,152,198	3,319,413
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	1,596,067	1,727,991
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	6,702,014	7,170,632
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	1,005,990	1,034,440
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	896,656	975,884
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	10,588,672	11,617,764
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	2,515,258	2,851,674
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	7,134,930	8,051,326
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	1,560,960	1,695,471
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	3,275,608	3,508,484
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	913,878	1,030,112
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	2,552,575	2,832,960
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	4,298,495	4,516,442
TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $124,115,123)				134,065,229
ASSET-BACKED SECURITIES — 0.2%
FINANCIALS — 0.2%
Home Equity — 0.2%
Asset-Backed Funding Certificates, 2004-FF1 M2	2.431%	1/25/34	289,958	151,793	(c)
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	73,417	0	(d)(e)(f)
GSAMP Trust, 2004-OPT M3	1.406%	11/25/34	122,240	18,581	(c)(g)
Renaissance Home Equity Loan Trust, 2003-4 M3	2.156%	3/25/34	340,515	161,001	(c)
SACO I Trust, 2005-2 A	0.456%	4/25/35	8,853	3,493	(c)(d)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	71,380	0	(d)(e)(f)
TOTAL ASSET-BACKED SECURITIES (Cost — $912,260)				334,868
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	2,644,418	276,065	(c)(e)
Merit Securities Corp., 11PA B2	1.756%	9/28/32	145,442	126,205	(c)(d)
Structured Asset Securities Corp., 1998-2 M1	1.356%	2/25/28	37,508	36,584	(c)
Structured Asset Securities Corp., 1998-3 M1	1.256%	3/25/28	157,835	140,597	(c)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $387,642)				579,451
CORPORATE BONDS & NOTES — 3.0%
CONSUMER STAPLES — 0.6%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	190,000	200,891
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	4.125%	2/9/16	550,000	595,652
TOTAL CONSUMER STAPLES				796,543
ENERGY — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	29,000	31,826
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	180,000	200,168
TOTAL ENERGY				231,994

See Notes to Schedule of Investments.

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
FINANCIALS — 1.7%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Notes	4.750%	7/15/13	440,000		$472,713
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	1,050,000		0	(d)(e)(f)(g)
Total Capital Markets					472,713
Commercial Banks — 0.1%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	550,000		0	(d)(e)(f)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	170,000		171,102	(c)(d)
Total Commercial Banks					171,102
Consumer Finance — 0.5%
Ally Financial Inc., Senior Notes	7.500%	12/31/13	92,000		98,670
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	111,000		115,163
SLM Corp., Medium-Term Notes, Senior Notes	5.375%	5/15/14	270,000		262,939
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	320,000		318,065
Total Consumer Finance					794,837
Diversified Financial Services — 0.6%
Bank of America Corp., Senior Notes	4.500%	4/1/15	310,000		325,596
Citigroup Inc., Senior Notes	6.010%	1/15/15	430,000		473,190
Total Diversified Financial Services					798,786
Insurance — 0.2%
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	280,000		297,248
TOTAL FINANCIALS					2,534,686
MATERIALS — 0.2%
Metals & Mining — 0.2%
Vale Overseas Ltd., Notes	8.250%	1/17/34	160,000		204,481
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	140,000		151,025	(d)
TOTAL MATERIALS					355,506
TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	90,000		101,989
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000		108,354
TOTAL TELECOMMUNICATION SERVICES					210,343
UTILITIES — 0.2%
Independent Power Producers & Energy Traders — 0.2%
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	81,472		39,310	(h)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	195,024		194,520
TOTAL UTILITIES					233,830
TOTAL CORPORATE BONDS & NOTES (Cost — $5,804,301)					4,362,902
MORTGAGE-BACKED SECURITIES — 1.1%
FHLMC — 0.9%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	6/1/17	51,367		53,964
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.500%	9/1/24	1,055,598		1,200,635
Total FHLMC					1,254,599
FNMA — 0.2%
Federal National Mortgage Association (FNMA)	5.500%	1/1/14	26,632		28,684
Federal National Mortgage Association (FNMA)	7.000%	10/1/18-6/1/32	254,453		286,253
Total FNMA					314,937
TOTAL MORTGAGE-BACKED SECURITIES (Cost — $1,484,202)					1,569,536
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES — 2.9%
Australia — 2.9%
Australia Government, Bonds (Cost - $3,605,091)	4.000%	8/20/20	2,650,000	AUD	4,242,654
SOVEREIGN BONDS — 0.8%
Mexico — 0.3%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	266,000		331,835

See Notes to Schedule of Investments.

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Mexico — continued
United Mexican States, Medium-Term Notes	6.050%	1/11/40	44,000	$50,600
Total Mexico				382,435
Russia — 0.5%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	160,000	167,600	(d)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	501,200	599,786	(d)
Total Russia				767,386
TOTAL SOVEREIGN BONDS (Cost — $957,443)				1,149,821

			SHARES
PREFERRED STOCKS — 0.1%
FINANCIALS — 0.1%
Thrifts & Mortgage Finance — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		109,225	46,967	*(c)
Federal National Mortgage Association (FNMA)	8.250%		98,300	42,760	*(c)
TOTAL PREFERRED STOCKS (Cost — $5,226,308)				89,727

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS — 0.0%
U.S. Dollar/Japanese Yen, Call @ $87.00 (Cost - $77,616)		11/24/10	6,468,000	27,321	(g)
TOTAL INVESTMENTS — 100.0% (Cost — $142,569,986#)				$146,421,509

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(b)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Illiquid security.
(f)	The coupon payment on these securities is currently in default as of September 30, 2010.
(g)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	AUD	-	Australian Dollar
	IO	-	Interest Only
	STRIPS	-	Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 10-Year Notes, Put	10/22/10	$125.50	43	$20,156
TOTAL WRITTEN OPTIONS (Premiums received — $20,688)				$20,156

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Inflation Management Fund Inc. (the “Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is total return.  Current income is secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)		TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$134,065,229	—		$134,065,229
Asset-backed securities	—	316,287	$18,581		334,868
Collateralized mortgage obligations	—	579,451	—		579,451
Corporate bonds & notes	—	4,362,902	0	*	4,362,902
Mortgage-backed securities	—	1,569,536	—		1,569,536
Non-U.S. treasury inflation protected securities	—	4,242,654	—		4,242,654
Sovereign bonds	—	1,149,821	—		1,149,821
Preferred stocks	$89,727	—	—		89,727
Purchased options	—	27,321	—		27,321
Total long-term investments	$89,727	$146,313,201	$18,581		$146,421,509
Other financial instruments:
Written options	(20,156)	—	—		(20,156)
Futures contracts	(6,436)	—	—		(6,436)
Forward foreign currency contracts	—	(290,252)	—		(290,252)
Total other financial instruments	$(26,592)	$(290,252)	—		$(316,844)
Total	$63,135	$146,022,949	$18,581		$146,104,665

† See Schedule of Investments for additional detailed categorizations.

* Value is less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		ASSET- BACKED SECURITIES	TOTAL
Balance as of December 31, 2009	—		$ 35	$ 35
Accrued premiums/discounts	—		—	—
Realized gain/(loss)	—		—	—
Change in unrealized appreciation (depreciation)(1)	—		(35)	(35)
Net purchases (sales)	—		—	—
Transfers into Level 3	$ 0	*	18,581	18,581
Transfers out of Level 3	—		—	—
Balance as of September 30, 2010	$ 0	*	$ 18,581	$ 18,581
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2010(1)	—		—	—

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

* Value is less than $1.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver,

Notes to Schedule of Investments (unaudited) (continued)

whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Stripped Securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to Schedule of Investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and Market Risk.  The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,982,130
Gross unrealized depreciation	(7,130,607)
Net unrealized appreciation	$3,851,523

At September 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
Eurodollar	7	3/11	$1,742,277	$1,742,825	$(548)
U.S. Treasury 10-Year Note	4	12/10	498,300	504,188	(5,888)
Net Unrealized Loss on Open Futures Contracts					$(6,436)

Notes to Schedule of Investments (unaudited) (continued)

Transactions in reverse repurchase agreements for the Fund during the period ended September 30, 2010 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance *	Interest Rate *	Outstanding *
$16,731,722	0.272%	$22,643,092

* Average based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged 0.21% to 0.30% during the period ended September 30, 2010. Interest expense incurred on reverse repurchase agreements totaled $23,887.

At September 30, 2010, the Fund had the following open reverse repurchase agreements:

Face
Security	Amount
Reverse Repurchase Agreement with Deutsche Bank, dated 9/22/10 bearing 0.280% to be repurchased at $12,779,168 on 10/4/10, collateralized by: $11,590,000 United States Treasury Inflation Indexed Note, 2.375% due 4/15/11; Market value (including accrued interest) $11,866,509	$12,777,975
Reverse Repurchase Agreement with Deutsche Bank, dated 9/22/10 bearing 0.280% to be repurchased at $3,737,749 on 10/4/10, collateralized by: $3,000,000 United States Treasury Inflation Indexed Note, 2.000% due 1/15/14; Market value (including accrued interest) $3,233,031	3,737,400
Total reverse repurchase agreements (Proceeds — $16,515,375)	$16,515,375

During the period ended September 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	—	—
Options written	71	42,019
Options expired	(28)	(21,331)
Written options, outstanding September 30, 2010	43	20,688

At September 30, 2010, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Canadian Dollar	Citibank	1,316,414	$1,277,876	11/24/10	$(18,444)
Euro	Credit Suisse	920,000	1,253,704	11/24/10	44,437
Euro	UBS AG	98,461	134,175	11/24/10	7,189
					33,182
Contracts to Sell:
Australian Dollar	Credit Suisse	4,101,370	$3,940,259	11/24/10	$(229,339)
Euro	JPMorgan Chase	120,000	163,527	11/24/10	(5,186)
Euro	Citibank	900,414	1,227,013	11/24/10	(43,910)
Japanese Yen	Citibank	114,251,760	1,369,258	11/24/10	(44,999)
					(323,434)
Net unrealized loss on open forward foreign currency contracts					$(290,252)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2010.

	Purchased	Written	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Options, at value	Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	—	$(20,156)	—	$(6,436)	—	—	$(26,592)
Foreign Exchange Contracts	$27,321	—	—	—	$51,626	$(341,878)	(262,931)
Total	$27,321	$(20,156)	—	$(6,436)	$51,626	$(341,878)	$(289,523)

During the period ended September 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 10,573
Written options	4,097
Futures contracts (to buy)†	2,041,512
Futures contracts (to sell)	5,959,027
Forward foreign currency contracts (to buy)	1,954,110
Forward foreign currency contracts (to sell)	6,162,608

†At September 30, 2010, there were no open positions held in this derivative.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV.  The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Inflation Management Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: November 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: November 22, 2010

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date: November 22, 2010